Risk Management Activities	12 Months Ended
Dec. 31, 2016
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Risk Management Activities
Risk Management Activities

Commodity Derivatives

To limit the effect of commodity price changes and maintain our cash flow and the economics of our development plans, we enter into commodity derivative contracts from time to time. The terms of the contracts depend on various factors, including management's view of future commodity prices, economics on purchased assets and future financial commitments. This hedging program is designed to mitigate the effect of commodity price declines while allowing us to participate to some extent in commodity price increases. Management regularly monitors the commodity markets and our financial commitments to determine if, when, and at what level commodity hedging is appropriate in accordance with policies that are established by the board of directors of our General Partner.

To meet this objective, we use a combination of fixed price swaps, basis swaps and forward contracts. We enter into commodity contracts with multiple counterparties, and in some cases, may be required to post collateral with our counterparties in connection with our derivative positions. The counterparties are not required to post collateral with us in connection with their derivative positions. Netting agreements are in place that permit us to offset our commodity derivative asset and liability positions with our counterparties. At times, we may also terminate or unwind hedges or portions of hedges in order to meet cash flow objectives or when the expected future volumes do not support the level of hedges. Our forward contracts that qualify for the normal purchase normal sale exception are recognized when the underlying physical transaction is delivered. While these contracts are considered derivative financial instruments, they are not recorded at fair value, but on an accrual basis of accounting. If it is determined that a transaction no longer meets the exception, the fair value of the related contract is recorded on the consolidated balance sheets and immediately recognized through earnings.

In August 2015, we paid approximately $8.7 million to settle all of our then-outstanding propane financial swap contracts that were scheduled to mature at various dates through April 2017. We simultaneously executed new propane financial swap contracts at the then current forward market prices for the purpose of economically hedging a substantial majority of our fixed price propane sales contracts through July 2017.

The following table summarizes the net notional volume buy (sell) of our outstanding commodity-related derivatives, excluding those derivatives that qualified for the normal purchase normal sale exception as of December 31, 2016 and 2015, none of which were designated as hedges for accounting purposes.

	December 31, 2016		December 31, 2015

	Notional Volume	Maturity	Notional Volume	Maturity
Commodity Swaps:
Propane Fixed Price (Gallons)	4,364,880	Jan 2017 - Nov 2018	8,614,631	Jan 2016 - July 2017
Crude Oil Fixed Price (Barrels)	—	—	(93,000)	Jan 2016
Crude Oil Basis (Barrels)	180,000	Jan 2017 - Mar 2017	—	—

Interest Rate Swaps

To manage the impact of the interest rate risk associated with our Credit Agreement, we enter into interest rate swaps from time to time, effectively converting a portion of the cash flows related to our long-term variable rate debt into fixed rate cash flows.

Notional Amount	Term	Fair Value
(in thousands)		(in thousands)
$200,000	January 3, 2017 thru September 3, 2019	$1,912
$100,000	January 1, 2017 thru December 31, 2017	(71)
$100,000	January 1, 2018 thru January 31, 2019	226
$100,000	January 1, 2018 thru December 31, 2021	3,090
$150,000	January 1, 2018 thru December 31, 2022	5,219
		$10,376

The fair value of our interest rate swaps was estimated using a valuation methodology based upon forward interest rate and volatility curves as well as other relevant economic measures, if necessary. Discount factors may be utilized to extrapolate a forecast of future cash flows associated with long dated transactions or illiquid market points. The inputs, which represent Level 2 inputs in the valuation hierarchy, are obtained from independent pricing services and we have made no adjustments to those prices.

Weather Derivative

In the second quarters of 2016 and 2015, we entered into weather derivatives to mitigate the impact of potential unfavorable weather to our operations under which we could receive payments totaling up to $30.0 million in the event that a hurricane or hurricanes of certain strength pass through the area as identified in the related agreement. The weather derivatives, which are accounted for using the intrinsic value method, were entered into with a single counterparty and we were not required to post collateral.

We paid premiums of $1.0 million and $0.9 million in 2016 and 2015, respectively, which are amortized to Direct operating expenses on a straight-line basis over the 1 year term of the contract. Unamortized amounts associated with weather derivatives were approximately $0.4 million at December 31, 2016 and 2015, and are included in Other current assets on the consolidated balance sheets.

Our interest rate swaps, commodity swaps and weather derivatives were recorded in our consolidated balance sheets, under the following captions:

	Gross Risk Management Position		Netting Adjustment		Net Risk Management Position
Balance Sheet Classification	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
	(in thousands)
Other current assets	$1,036	$457	$(72)	$(92)	$964	$365
Risk management assets - long term	10,665	—	(1)	—	10,664	—
Total assets	$11,701	$457	$(73)	$(92)	$11,628	$365

Accrued expenses and other current liabilities	$(253)	$(450)	$72	$92	$(181)	$(358)
Other liabilities	(1)	(24)	1	—	—	(24)
Total liabilities	$(254)	$(474)	$73	$92	$(181)	$(382)

For the years ended December 31, 2016, 2015 and 2014, the realized and unrealized gains (losses) associated with our commodity, interest rate and weather derivative instruments were recorded in our consolidated statements of operations, under the following captions:

	Realized	Unrealized
	(in thousands)
2016
Losses on commodity derivatives, net	$(1,480)	$1,025
Interest expense	(144)	10,375
Direct operating expenses	(966)	—
Total	$(2,590)	$11,400
2015
Losses on commodity derivatives, net	$(13,209)	$11,477
Interest expense	(425)	373
Direct operating expenses	(913)	—
Total	$(14,547)	$11,850
2014
Losses on commodity derivatives, net	$(337)	$(12,334)
Interest expense	(707)	284
Direct operating expenses	(1,035)	—
Total	$(2,079)	$(12,050)